Keefe, Bruyette & Woods 2011 Insurance Conference September 8, 2011 Exhibit 99.1

Forward-looking Statements,
Segment Operating Earnings and non-GAAP Financial Information
Forward Looking Statements and Interim Results:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking” statements as defined in the Private Securities Litigation Reform
Act of 1995 and other securities laws.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.
Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made.
Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States
Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford &
Company’s website at www.crawfordandcompany.com.
Segment Operating Earnings:
Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,”
the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-
controlling interests, certain unallocated corporate and shared costs, and certain other nonrecurring gains and expenses.
Non-GAAP Financial Information:
For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

1

3

2

4

Crawford

BROADSPIRE
a Crawford Company

GCG
People. Power. Performance.

Crawford

Market-Leading Global Businesses
The world’s largest fully-integrated independent
provider of global claims management solutions.
EMEA-A/P
Americas
Broadspire
Legal Settlement
Administration
Serves the U.K., European,
Middle Eastern, African and
Asia Pacific markets
Serves the U.S., Canadian,
Caribbean and Latin American
markets
Serves large national
accounts, carriers and self-
insured entities
Provides administration for
class action settlements and
bankruptcy matters

THE BRITISH INSURANCE AWARDS 2011 WINNER
SERVICE PROVIDER OF THE YEAR

LONDON MARKET LEADERS ORDER OF MERIT 2010

Australia & New Zealand Insurance Industry Awards 2010 WINNER

InformationWeek 500
2009 BUSINESS TECHNOLOGY INNOVATORS

New York Law Journal

RISK & INSURANCE

Crawford

Crawford’s Award-Winning Performance
Service Provider of the Year
Crawford & Company
With an unprecedented level of natural catastrophes
across the world in 2010 and 2011, Crawford seized the
opportunity to prove its global capabilities and has been
recognized as Service Provider of the Year for its efforts.
The British Insurance Awards 2011
Loss Adjuster of the Year
Crawford & Company Australia
Australia and New Zealand Insurance  Industry
Best Claims Administrator
GCG
The New York Law Journal - Best Vendors of 2010
Risk Innovator of the Year
Risk and Insurance magazine
Loss Adjuster of the Year
Crawford & Company UK
London Market Leaders Order of Merit 2010 -
Global Broker & Underwriters' Annual London
Market Readers Survey
InfoWeek 500
2011 Award Winner Top 100
Insurance Industry Finalist
Annual listing of the nation's most
innovative users of Business Technology
InformationWeek magazine
Loss Adjuster of the Year
Crawford & Company Australia
Australia and New Zealand Insurance  Industry

CONSULTATION
ABSENCE MANAGEMENT
AUDIT
COUNTER FRAUD SERVICES
DATA SERVICES
EDUCATIONAL SERVICES
GLOBAL PROGRAMS
PRE- & POST-LOSS SERVICES
THE CRAWFORD SYSTEM OF CLAIMS SOLUTIONS℠
CLAIM SERVICES
ACCIDENT & HEALTH
FINANCIAL RISK
LIABILITY
MARINE & AVIATION
MOTOR/AUTO
PROPERTY
RECOVERY
WORKERS' COMPENSATION/ EMPLOYERS' LIABILITY
BUSINESS PROCESS OUTSOURCING
CLAIMS ADMINISTRATION
MEDICAL MANAGEMENT
LEGAL SETTLEMENT ADMINISTRATION
THIRD-PARTY ADMINISTRATION
MANAGED PROPERTY REPAIR
PRODUCT WARRANTY

Crawford

The Crawford System of Claims Solutions SM The Crawford System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration. 5

Global Footprint

World's largest independent provider of claims management solutions

Diverse customer base

Innovative Technology Platforms

Analytics

RiskTech

RSG/Dmitri

Claims Management System (CMS)

Command Center

Specialized Resources

Legal Settlement Administration (GCG)

Global Technical Services (GTS)

Global Catastrophe Response

Contractor Connection

Risk Sciences Group (RSG)

Gaining Market Share

North American vertical

Positioned to benefit from expected global consolidation of TPA vendors

Emerging Asia Pacific and

Latin American markets

Crawford

Crawford is uniquely positioned for global growth 6

Our Global Strength $1 Billion Revenue Company 700 Locations 70+ Countries 8,900 Employees 7

$400
$350
$300
$250
$200
340
338
332
331
335
335
349
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

Americas
•
U.S. Property and Casualty
• Market leader
• Technology innovation
• Benefit from U.S. market consolidation
•
Canada
• Strong relationships with top insurers
• End to end solutions
• Innovation and technology
•
Latin America & Caribbean
• Latin American emerging markets GDP
growth on average 5%
• Targeting markets in Brazil and Mexico
• Focus on GTS growth
Trailing 12 Months (“TTM”) Revenues
(in $ millions)

$340
$310
$280
$250
$220
$190
$160
$130
$100
259
269
277
278
286
297
314
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

•
United Kingdom
• EMEA/AP’s largest market
• Recruitment of GTS adjusters continues
• Strong commercial presence
•
CEMEA
• Expansion of TPA offerings
• Claims volume increasing
• Opportunity to grow market share
•
Asia/Pacific
• Catastrophe revenues should continue for
the balance of this year
• New market opportunities
TTM Revenues (in $ millions)
EMEA/AP

•
Fully integrated service model
• Improved outcomes by teaming claims and
medical management
•
Superior outcomes measurement
• Quantifiable measurements gauging our
performance and providing insight for
continued program improvement
•
Exceptional medical protocols
• Shorter durations and focused strategy
drive early, successful return to work and
increased productivity
•
Technology
• Single source claim and data management
of complete program history
•
Analytics
• Differentiator in the market
TTM Revenues (in $ millions)
Broadspire

$100
$150
$200
$250
$300
4Q
2009
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
289
276
264
255
245
243
240

$300
$250
$200
$150
$100
$50
$0
82
87
85
103
164
204
230
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

•
Core services:
• GCG Class Action Services provides
administrative services to expedite high-volume
class action settlements
• GCG Bankruptcy Services manages the
administration of bankruptcy cases under
Chapter 11
• GCG Communications specializes in legal notice
programs for case administration worldwide
•
Special project pace is expected to slow
going forward but should contribute to
revenues and operating earnings
throughout 2011
•
Backlog of $75.2 million at June 30, 2011
TTM Revenues (in $ millions)
Legal Settlement Administration

High Profile Specialized Resources: Worldwide Catastrophe Response Global Technical Services (GTS) Contractor Connection Garden City Group (GCG)

Crawford’s customer response to the unprecedented number
of global catastrophes has been rapid, nimble and innovative
Earthquake, tsunami
Japan, 11 March
Earthquake
New Zealand, 22 Feb
Cyclone Yasi
Australia, 2 Feb
Landslides, flash floods
Brazil, 12-16 Jan
Floods, flash floods
Australia,
Dec 2010-Jan 2011
Severe storms, tornadoes
USA, 22–28 April
Severe storms, tornadoes
USA, 20–25 May
Wildfires
USA, May–June
Earthquake
New Zealand, 13 June
Floods
USA, April–June
Source: MR NatCatSERVICE
Yet to come:
Hurricane Irene

Global Technical Services
• The definitive solution for large, complex claims, providing the highest level of world-class talent and the industry’s
largest network to strategically manage large complex
losses anywhere on the globe
• Combining regional and local adjusting strengths to
leverage scale and capabilities as a global provider
• Currently tracking over 10,000 losses representing $35
billion in reserves
• 425 fully accredited International Executive General
Adjusters and Executive General Adjusters deployed in 45
countries
• Advanced analytics based on segmentation of assignments
in 12 Industry losses, 7 product lines and 35 perils
• Consolidated aggregation of data for trend analysis and
strategic planning
Noteworthy large
losses (reserves
values)
2011 Australia,
$1.0 billion
2010 UK,
$650 million
2010 Chile
$633 million
2011 South Africa
$213 million
2010 UK,
$180 million

Contractor Connection – Managed Repair Solutions
•
Dominant insurance industry leader
•
3,500 contractors in the U.S. & Canada
•
Projected $1 billion in estimate dollars
•
Average 20% revenue growth over the last five years
•
Partner with 50% of top 25 carriers
•
Expanding into consumer services, real estate, and financial markets
•
Expansion opportunities in Australia

– Largest securities class action administrator in the country
• Deep expertise in mega-case settlements
• GCG has been entrusted with more billion dollar+ securities settlements than all competitors combined
• No one handled more of the top 100 securities cases than GCG
• More than 500 associates in 12 offices nationwide
GCG
Best Claims Administrator – 2010 New York Law Journal
– Representative engagements:
• Antitrust: Visa/MasterCard Settlement
• Consumer: Contact Lens Settlement
• Securities: WorldCom Securities Litigation
• Mass Tort: Engle Tobacco Trust Fund
• Bankruptcy: General Motors
• Special Projects: Gulf Coast Claims Facility

Financial Review

$1,200
$1,100
$1,000
$900
$800
$700
$600
820
975
1049
970
1030
1085
2006
2007
2008
2009
2010
2011P*

$40
$35
$30
$25
$20
$15
$10
$5
$0
15
16
32
25
38
38
2006
2007
2008
2009
2010
2011P*

Crawford Financial Performance
•
Revenue CAGR of 5.8% from 2006 to
projected 2011
•
Strong performance in Legal Settlement
Administration, organic growth in
EMEA/AP, and acquisitions drove
revenue growth
•
Before a special credit in 2011, CAGR of
non-GAAP adjusted net income
attributable to shareholders of Crawford
& Company of 20.4% from 2006 to
projected 2011*
•
Strong cash generation from 2006 to
2010
•
Dividend reinstated in first quarter 2011
at $0.02 per share
* Based on the midpoint of the Company’s guidance as of August 8, 2011
Consolidated Revenues (in $ millions)
Non-GAAP Adjusted Net Income Attributable to
Shareholders of Crawford  & Company (in $ millions)

300
250
200
150
100
50
0
236
238
255
301
285
292
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

350
300
250
200
150
100
50
0
306
301
316
302
337
341
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

First Half 2011 Business Drivers
•
Revenues and earnings reflected
continued strong performance in Legal
Settlement Administration, due to a
special project
•
Americas’ rebound assisted by U.S.
catastrophe activity
•
Organic growth in EMEA/AP primarily due
to weather-related claims in Australia and
the U.K.
•
Group claims increased 11.7% over the
prior year period
•
Diluted earnings per share were $0.48,
compared with non-GAAP diluted
earnings per share of $0.14 in the 2010
period, excluding a goodwill impairment
charge of $0.13
Revenues (in $ millions)
Cases (in 000’s)

First Half 2011 Financials

Income Statement Highlights
Six months ended 2011 2010 % Change
Revenues $576,751 $474,417 22%
Costs of Services 417,715 352,970 18%
Selling, General, and Administrative Expenses 113,159 99,378 14%
Corporate Interest Expense, Net 8,254 7,809 6%
Restructuring and Other Costs -           4,650 nm
Goodwill Impairment Charge -           7,303         nm
Total Costs and Expenses before Reimbursements 539,128 472,110 14%
Income Before Income Taxes 37,623 2,307 nm
Provision for Income Taxes 12,042     1,758 585%
Net Income 25,581 549 nm
Less:  Net Income (Loss) Attributable to Noncontrolling Interests (35)           22              -259%
Net Income Attributable to Shareholders of Crawford & Company $25,616 $527 nm
Basic and Diluted Earnings Per Share $0.48 $0.01 nm
Cash Dividends per Share:
  Class A and Class B Common Stock $0.04 -- nm
nm=not meaningful
CRAWFORD  &  COMPANY
Unaudited
(In Thousands, Except Earnings and Dividend Per Share Amounts and Percentages)

First Half 2011 Financials

Crawford & Company
Balance Sheet Highlights
Unaudited
As of June 30, 2011 and December 31, 2010
June 30, December 31,
2011 2010 Change
Cash and cash equivalents $37,206 $93,540 ($56,334)
Accounts receivable, net 185,026 142,521 42,505
Unbilled revenues, net 136,726 122,933 13,793
     Total receivables 321,752 265,454 56,298
Goodwill 129,872 125,764 4,108
Deferred revenues, net                    78,889 75,526 3,363
Pension liabilities 139,045 165,030 (25,985)
Current portion of long-term debt, capital leases
and short-term borrowings 3,426 2,891 535
Long-term debt, less current portion 217,589 220,437 (2,848)
     Total debt 221,015 223,328 (2,313)
Total stockholders' equity attributable to Crawford & Company 126,317 89,516 36,801
Net debt* 183,809 129,788 54,021
Total debt/capitalization 64% 71%
*Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.
(In Thousands, except percentages)

2011 Focus and Outlook

2011 Operational Focus
•
Key account management/cross-selling through the Crawford
System of Claims Solutions
•
Continue to grow Business Process Outsourcing
•
Further expansion of Global Technical Services (GTS) and
Contractor Connection
•
International expansion of TPA offerings
•
Improve margins through cost control in all business
segments

2011 Guidance
• Full Year 2011 Guidance as of August 8, 2011 is affirmed:
– Consolidated revenues before reimbursements between $1.07 billion and $1.10 billion
– Consolidated operating earnings between $75.0 million and $83.0 million
– Consolidated cash provided by operating activities between $30.0 million and $35.0 million
– After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible asset amortization expense, special credits, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $41.0 million and $46.5 million, or $0.75 to $0.85 diluted earnings per share
– Before reflecting the special credit of $5.8 million net of tax, or $0.11 per share, related to an arbitration award, net income attributable to shareholders of Crawford & Company on a non-GAAP basis between
$35.5 million and $41.0 million, or $0.65 to $0.75 diluted earnings per share

Keefe, Bruyette & Woods 2011 Insurance Conference September 8, 2011

Appendix: Non-GAAP Financial Information
Measurements of financial performance not calculated in accordance with GAAP should  be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP.  Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, we sometimes pay for certain out-of-pocket expenses that are reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are reported as revenues and expenses in our Consolidated Statements of
Operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our Consolidated Statements of Operations with no impact to our net income or loss. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Net debt
Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents.  Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company.  The measure is not meant to imply that management plans to use all available cash to pay down debt.
Deferred Revenues, net
Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenues as reported on our Consolidated Balance Sheets less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service these revenues.  The current portion of the receivable held in trust is reported as a component of Accounts Receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our Consolidated Balance Sheets.  The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenues. Management believes that subtracting the receivable held in trust from deferred revenues provides investors with a snapshot of what the net cash costs will be to service the deferred revenues in the future.
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company
Non-GAAP adjusted net income attributable to shareholders of Crawford & Company excludes Broadspire acquisition-related goodwill impairment charges and a related credit for a purchase price arbitration award.  Management believes this is useful to investors as it presents a measure that can be more easily compared to other periods that do not have such charges.

Reconciliation of Non-GAAP Items
(in $000's)
2006 2007 2008
Revenues Before Reimbursements
Total Revenues 900 $         1,051 $     1,136 $     1,048 $     1,110 $      1,172 $
Reimbursements (80) (76) (87) (78) (80) (87)
Revenues Before Reimbursements 820 $         975 $         1,049 $     970 $         1,030 $      1,085 $
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company
Net Income (Loss) Attributable to Shareholders of Crawford & Company 15,011 $   16,116 $   32,259 $   (115,683) $ 28,328 $   43,840 $
Goodwill Impairment Charge/(Special Credit) 140,945 $  10,788 $     (6,967) $
Tax Impact of Goodwill Impairment Charge/(Special Credit) - - - - 140,945 (948) 9,840 1,127 (5,480)
Non-GAAP Adjusted Net Income Attributable to Shareholders of Crawford & Company 15,011 $   16,116 $   32,259 $   25,262 $   38,168 $   38,000 $
*Midpoint of Company guidance as of August 8, 2011
2010 2011 Projected* 2009

Reconciliation of Non-GAAP Items (cont.)
Net Income
(Loss)
Attributable
Net to Shareholders Earnings
Income (Loss) Tax Income of Crawford (Loss) Per
Before  Taxes Expense (Loss) & Company Share
As reported 2,307 $           1,758 $     549 $         527 $                  0.01 $
Add:
Goodwill impairment charge 7,303 462 6,841 6,841 0.13
Non-GAAP adjusted 9,610 $           2,220 $     7,390 $      7,374 $              0.14
Crawford & Company
Reconciliation of Net Income Attributable to Shareholders of Crawford & Company and Earnings Per Share to
Non-GAAP Adjusted Net Income Attributable to Shareholders and Earnings Per Share of Crawford & Company
For the Six Months Ended June 30, 2010

Reconciliation of Non-GAAP Items

Crawford & Company
(in $000's)
June 30, December 31,
2011 2010
Deferred Revenues, Net
Deferred revenues, current 51,605 $                         48,198 $
Deferred revenues, noncurrent 29,098 30,048
Total deferred revenues 80,703 78,246
Less:
Receivable held in trust included in accounts receivable 1,661 1,661
Receivable held in trust included in other noncurrent assets 153 1,059
Deferred revenues, net 78,889 $                         75,526 $
Net Debt
Short-term borrowings 484 $                              -
$
Current installments of long-term debt and capital leases 2,942 2,891
Long-term debt and capital leases, less current installments 217,589 220,437
Total debt 221,015 223,328
Less:
Cash and cash equivalents 37,206 93,540
Net debt 183,809 $                      129,788 $
Six Months Ended Six Months Ended
June 30, June 30,
2011 2010
Revenues Before Reimbursements
Total Revenues 618,190 $                      508,039 $
Reimbursements (41,439) (33,622)
Revenues Before Reimbursements 576,751 $                      474,417 $
Costs of Services Before Reimbursements
Total Costs of Services 459,154 $                      386,592 $
Reimbursements (41,439) (33,622)
Costs of Services Before Reimbursements 417,715 $                      352,970 $